股份购买协议之补充协议

Supplemental Agreement to Share Purchase Agreement

本股份购买协议之补充协议（“本协议”）由以下各方于 2018 年 8 月 16 日在武汉市签订：
This Supplement Agreement to Share Purchase Agreement (this "Agreement") is executed in Wuhan, China on this day of July 16, 2018 by and among:

甲方 Party A：
甲方一：声荣环保科技技术（武汉）有限公司
Party A(I)： Shengrong Environmental Protection Technology (Wuhan) Co., Ltd.
授权代表： 李家珍
Authorized representative： Jiazheng Li
甲方二： 湖北声荣环保节能科技有限公司
Party A (II): Hubei Shengrong Environmental Protection Energy-Saving Science and Technology Co. Ltd.
授权代表： 李家珍
Authorized representative： Jiazheng Li

乙方 Party B：
乙方一： 廖龙
Party B (I)： Long Liao
身份证号： 330326196602095515
ID No.: 330326196602095515
乙方二： 郑春永
Party B (II)： Chunyong Zheng
身份证号: 330326197103315426
ID No.: 330326197103315426
乙方三： 武汉现代工业技术研究院
Party B (III): Wuhan Modern Industrial Technology Research Institute
授权代表： 廖龙
Authorized representative： Long Liao
乙方四： 湖北中工材料集团有限公司
Party B (IV): Hubei Zhonggong Materials Group Co., Ltd.
授权代表： 廖龙
Authorized representative： Long Liao

丙方： 武汉赫斯特涂层材料股份有限公司
Party C： Wuhan HOST Coating Materials Co., Ltd.
授权代表： 廖龙
Authorized representative： Long Liao

丁方： TMSR Holding Company Limited
Party D: TMSR Holding Company Limited.

授权代表：李家珍

Authorized representative： Jiazheng Li

鉴于：

Whereas:

1. 各方于2018年4月11日签署《股份购买协议》，依协议约定，甲方从乙方处取得丙方100%股权，丙方同意向乙方支付1120万美元对价("总对价")，其中520万美元以美元或等额人民币的现金（"现金对价"）支付，600万美元的丁方普通股（"普通股"）股份（"对价股份"）支付。

   All Parties entered into an Share Purchase Agreement ("Share Purchase Agreement") on April 11, 2018, pursuant to which in exchange for the transfer of 100% equity interest of Party C from Part B to Party A, Party A and Party D shall deliver total consideration of US$ 11.2 million ("Total Consideration"), of which US$ 5.2 million or RMB equivalent shall be paid in cash ("Cash Consideration") and US$ 6 million shall be paid in such number shares of common stock ("Common Stock") of Party D ("Share Consideration").

2. All Parties agree to change the payment of the Total Consideration.

   各方一致同意变更总对价支付方式。

上述合同各方根据中华人民共和国有关法律法规的规定，本着平等自愿的原则，经过友好协商，达成一致，特订立如下合同条款，供各方共同遵守。

According to the laws and regulations of the PRC and based on the principals of equality and voluntariness, after friendly negotiation, all Parties agree to the terms set forth below.

第一条　修正股份购买协议

Article 1 Amendment to Share Purchase Agreement

1.1 各方同意将《股份购买协议》第3.1条修正如下：

All Parties agree to amend section 3.1 of Shares Purchase Agreement as follows:

"

3.1 各方同意，为确保甲方从乙方处取得丙方100%股权，丙方同意向乙方支付1120万美元对价("总对价")，其中650万美元以美元或等额人民币的现金（"现金对价"）支付，470万美元以丁方普通股（"普通股"）股份（"对价股份"）支付。

In exchange for the transfer of 100% equity interest of Party C from Part B to Party A, Party A and Party D shall deliver total consideration of US$ 11.2 million ("Total Consideration"), of which US$ 6.5 million or RMB equivalent shall be paid in cash ("Cash Consideration") and US$ 4.7 million shall be paid in such number shares of common stock ("Common Stock") of Party D ("Share Consideration").

"

1.2 各方同意将《股份购买协议》第3.3条删除.

All Parties agree to delete section 3.3 of Shares Purchase Agreement.

第二条　冲突

Article 2 Conflicts

除非本协议有明确约定外，股份购买协议安排中的条款和内容将继续有效。如果本协议与股份购买协议安排相冲突，以本协议为准。

Except as expressly set forth in this Agreement, the terms and provisions of Share Purchase Agreement shall continue unmodified and in full force and effect. In the event of any conflict between this Agreement and Share Purchase Agreement, this Agreement shall control.

第三条　文本

Article 3 Counterparts

本协议可以签署多份，每一份都为原件，构成整份文件。

This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

第四条　语言

Article 4 Language

本协议中英文含义不一致时，以中文文本为准。

In case of any discrepancies among the different languages, the Chinese version shall prevail.

（以下无正文，为本协议签署页）

(Intentionally Left Blank and Signature Page follows)

本页为《股份购买协议之补充协议》签字页

This page is the signature page of the Supplement Agreement to Share Purchase Agreement

甲方 Party A(I):

声荣环保科技技术（武汉）有限公司

Shengrong Environmental Protection Technology (Wuhan) Co., Ltd.

____

姓名/Name：李家珍 Jiazhen Li

职务/Title： 执行董事

甲方 Party A(II):

湖北声荣环保节能科技有限公司

Hubei Shengrong Environmental Protection Energy-Saving Science and Technology Co. Ltd.

____

姓名/Name：李家珍 Jiazhen LI

职务/Title：董事长

乙方一 Party B(I):

廖龙 Long Liao

____

乙方二 Party B(II):

郑春永 Chunyong Zheng

____

乙方三 Party B(III):

武汉现代工业技术研究院

Wuhan Modern Industrial Technology Research Institute

____

姓名/Name：廖龙 Long Liao

职务/Title：法人代表/授权签字人 Legal/ Authorized Representative

乙方四 Party B(IV):

湖北中工材料集团有限公司

Hubei Zhonggong Materials Group Co., Ltd.

____

姓名/Name：廖龙 Long Liao

职务/Title：法人代表/授权签字人 Legal/ Authorized Representative

本页为《股份购买协议之补充协议》签字页

This page is the signature page of the Supplement Agreement to Share Purchase Agreement

甲方 Party A(I):

声荣环保科技技术（武汉）有限公司

Shengrong Environmental Protection Technology (Wuhan) Co., Ltd.

____

姓名/Name: 李家珍 Jiazhen Li

职务/Title: 执行董事

甲方 Party A(II):

湖北声荣环保节能科技有限公司

Hubei Shengrong Environmental Protection Energy-Saving Science and Technology Co. Ltd.

____

姓名/Name: 李家珍 Jiazhen LI

职务/Title: 董事长

乙方一 Party B(I):

廖龙 Long Liao

____

乙方二 Party B(II):

郑春永 Chunyong Zheng

____

乙方三 Party B(III):

武汉现代工业技术研究院

Wuhan Modern Industrial Technology Research Institute

____

姓名/Name: 廖龙 Long Liao

职务/Title: 法人代表/授权签字人 Legal/ Authorized Representative

乙方四 Party B(IV):

湖北中工材料集团有限公司

Hubei Zhonggong Materials Group Co., Ltd.

____

姓名/Name: 廖龙 Long Liao

职务/Title: 法人代表/授权签字人 Legal/ Authorized Representative

丙方/Party C：
武汉赫斯特涂层材料股份有限公司
Wuhan HOST Coating Materials Co., Ltd.

____
姓名/Name： 廖龙 Long Liao
职务/Title： 法人代表/授权签字人 Legal/ Authorized Representative

丁方/Party D
TMSR Holding Company Limited

____
姓名/Name： 李家珍 Jiazhen Li
职务/Title 联席董事长 Co-Chairman

丁方/**Party D**
TMSR Holding Company Limited

李家珍

姓名/Name：李家珍 Jiazhen LI
职务/Title 联席董事长 Co-Chairman